UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 20, 2014

FULTON FINANCIAL
CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.
On February 20, 2014, Fulton Financial Corporation ("Fulton") posted a new corporate presentation (the “Corporate Presentation”) on its Investor Relations website at www.fult.com. The Corporate Presentation, attached as Exhibit 99.1 and incorporated by reference, updates previously filed presentations and provides an overview of Fulton's strategy and performance.
The Corporate Presentation is similar to the version filed as Exhibit 99.1 to the February 10, 2014 Form 8-K, except Fulton has amended slide 34 to update the shares repurchased under its October 2013 stock repurchase program to reflect that all of the shares authorized under the stock repurchase program have been repurchased. No other changes have been made to this updated version of the Corporate Presentation.
This Corporate Presentation, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2014	FULTON FINANCIAL CORPORATION
By: /s/ Patrick S. Barrett
Patrick S. Barrett
Senior Executive Vice President and
Chief Financial Officer